SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) : May 19, 2000

                    USA GROUP SECONDARY MARKET SERVICES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

Delaware                          333-93643-01                35-1872185
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(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)              Identification No.)

         30 South Merdian Street, Indianapolis, Indiana    46204-3503
         ------------------------------------------------------------
            (Address of Principal Executive Offices)       (Zip Code)

       Registrant's telephone number, including area code: (317) 951-5640

                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

In connection with the offering of SMS Student Loan Trust 2000-A Floating Rate Asset Backed Notes, Class A-1 Notes, Class A-2 Notes and Class B Notes (the "Notes") pursuant to a Prospectus dated May 15, 2000 and a Prospectus Supplement dated May 15, 2000, Stroock & Stroock & Lavan LLP has prepared a tax opinion attached hereto as Exhibit 8.1

The Notes will be issued pursuant to an Indenture (the "Indenture"), dated as of April 1, 2000, between the SMS Student Loan Trust 2000-A and Bankers Trust Company, as indenture trustee.

Capitalized terms not defined herein have the meanings assigned in the Indenture.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            Exhibit No.

            8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal tax matters


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    USA GROUP SECONDARY MARKET SERVICES, INC. as
                                    originator of the Trust
                                    --------------------------------------------
                                    (Registrant)

                                    By: /s/ Cheryl E. Watson
                                        --------------------------------
                                        Name:  Cheryl E. Watson
                                        Title: Senior Vice President and
                                        Chief Financial Officer

Date:  May 24, 2000

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                                        EXHIBIT INDEX

Exhibit Number       Description

    8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to federal tax matters